                                                                     EXHIBIT 4.1

[STOCK CERTIFICATE FRONT]
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COMMON STOCK                                                      COMMON STOCK
   NUMBER           "THIS CERTIFICATE IS RESTRICTED FROM              SHARES
                     TRANSFER AS INDICATED ON REVERSE SIDE."

[       ]                                                           [       ]

                                 CUSIP 989493_[illegible] 107    SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                              ZEROS & ONES, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


THIS CERTIFIES THAT:











IS THE RECORD HOLDER OF      ***                              ***


     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE


                               ZEROS & ONES, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimilie seal of the Corporation and the facsimilie signatures of its duly authorized officers.

Dated:

       08-13-99


     /s/ CHARLES [ILLEGIBLE]                        /s/ STEVE SCHKLAIR
     -------------------------                      ------------------------
             SECRETARY                                    PRESIDENT


[illegible]
     U.S. STOCK TRANSFER CORPORATION
          (Glendale, California)
               Transfer Agent and Registrar

By  [illegible]
               Authorized Officer


                              [CORPORATE SEAL]

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
[STOCK CERTIFICATE BACK]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --as tenants in common              UNIF GIFT MIN ACT --        Custodian
TEN ENT   --as tenants by the entireties                          -------------------------
JT TEN    --as joint tenants with right                           (Cust)            (Minor)
            of survivorship and not as                            under Uniform Gifts to Minors
            tenants in common
                                                                  Act
                                                                     ----------------------
                                                                            (State)

     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


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       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)


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-------------------------------------------------------------------------SHARES
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

-----------------------------------------------------------------------ATTORNEY
TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PROMISES.

DATED
     -----------------------------

                                     -------------------------------------------
                                                    SIGNATURE

SIGNATURE GUARANTEED:


                         BY
                           --------------------------------------------------
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.








               "THE HOLDER REPRESENTS THAT THESE SHARES HAVE BEEN
                ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO RESALE OR DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT THESE SHARES MAY BE TRANSFERRED ONLY UNDER AN EFFECTIVE REGISTRATION STATEMENT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER
                RULE 144 OF THE GENERAL RULES AND REGULATIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR PURSUANT TO A 'NO-ACTION' LETTER ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION."